Exhibit 10.9

801 Maplewood Drive, Unit 17
August 1, 2006	Jupiter, Florida 33458
(561) 575-1440
RE: Lease	Fax: (561) 575-3457

Richard or Sasha
Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, FL 33477-5094

Dear Richard or Sasha:

Following is the new lease to be executed for units 6 & 7 at 500 Commerce Way W, Jupiter, FL 33458. As discussed with John the lease will mirror the lease for unit 5. We need to get a letter from you indicating you wish to exercise the option to renew the lease for unit 5. Rent currently due for unit 5 is $1,810.50. This reflects August rent and the remainder due from the increase in July detailed in the option to renew in that lease. The amount due for units 6 & 7 is $1704.00, which is August rent plus 6 ½% sales tax. If you have any question please call the number listed above.

Thank you,

/s/ Brian J. Smith

Brian J. Smith
Office Manager
Prima Properties

BJS

LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into on the 31st day of July, 2006, by and between 500 West Commerce Way, L.L.C., hereinafter referred to as Lessor, party of the first part, and Dyadic International (USA), Inc., a Florida Corporation hereinafter referred to as Lessee, party of the second part:

W I T N E S S E T H:

That Lessor does this day lease unto Lessee, and Lessee does hereby hire and take under this Lease, that portion of the premises located at 500 Commerce Way, Jupiter, Florida, known as Units 6 & 7 (hereinafter referred to as the "Demised Premises"). In addition to the Demised Premises, Lessee shall be entitled to the non-exclusive use of the parking lot (for purposes of ingress, egress and parking only) and the exterior sidewalks to and from the Demised Premises (for pedestrian ingress and egress only).

The Demised Premises shall be used and occupied by Lessee as Dyadic International (USA), Inc., and for no other purposes or uses whatsoever.   Lessee specifically covenants and agrees that it will not use, or permit to be used, any part of the Demised Premises as anything other than Dyadic International (USA), Inc.  The term of the lease shall be one (1) year, beginning on the 1st day of August, 2006 and ending on the 31st day of July, 2007 at 12:00 A.M. (midnight), for the total sum of Nineteen Thousand Two Hundred Dollars ($19,200.00) ("Total Sum Due"), plus sales tax (presently at a rate of 6 1/2%).  Provided that Lessee is not in default hereunder beyond the expiration of all applicable notice and cure periods, Lessee may pay the Total Sum Due in installments of $1,600.00 per month (plus sales tax).  All payments of rent shall be made to Lessor in advance without demand on the 1st day of each month at 801 Maplewood Drive, Suite 17, Jupiter, Florida 33458, or at such other place and to such other person, as Lessor may designate in writing.  All rent shall be paid to Lessor without demand, set-off or any deduction whatsoever.   If any payment is not received within ten (10) days after the date due, a late charge of five (5%) per cent of the total payment shall be due Lessor as additional rent. Provided that Lessee is not in default hereunder, Lessee shall have the option to extend the lease for two (2) additional one-year terms (Lease Options).  For the first such additional one year term, Lessee shall pay a total sum of $20,400.00 plus sales tax, in monthly installments of $1,700 plus sales tax. For the second such additional one-year term, Lessee shall pay a total sum of $21,600.00 plus sales tax, in monthly installments of $1,800 plus sales tax. Each Lease Option shall be exercised automatically unless cancelled by the Lessee upon a thirty (30) day written notice prior to the expiration of the respective one-year term.

Lessor and Lessee agree to the following express stipulations and conditions:

FIRST:  ASSIGNMENT.  ENCUMBRANCE AND IMPROVEMENTS.  Lessee shall not assign this lease, nor sublet the Demised Premises, or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, without the prior written consent of Lessor, which consent may be arbitrarily withheld by Lessor.

SECOND:  PERSONAL PROPERTY.  All personal property placed or moved on the Demised Premises above described shall be at the risk of Lessee or the owner thereof, regardless of the cause of said damage, including but not limited to, damage arising from the bursting or leaking of water pipes or from any act of negligence of any co-Lessee, other occupants of the building or of any other person whomsoever.

THIRD:  COMPLIANCE WITH LAW.  Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said Demised Premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said Demised Premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at Lessee's own cost and expense.

FOURTH:  DEMISED PREMISES RENDERED UNTENANTABLE BY CASUALTY. If the Demised Premises are damaged or destroyed so that the Demised Premises are rendered wholly untenantable, rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the Demised Premises have been repaired or restored by Lessor to the condition existing just prior to the date of casualty; provided, however, that in the event the Demised Premises have been rendered wholly untenantable, and if Lessor will be unable to restore the Demised Premises within sixty (60) days from the date of the casualty, Lessor or Lessee shall have the right to terminate the term of the Lease by giving notice to the other of its exercise of such right at any time within thirty (30) days after the occurrence of such damage or destruction.   If this notice is given, the term of the Lease shall terminate on the date specified in the notice, (which shall be not more than fifteen days after giving of such notice), as fully and completely as if such date were the date set forth in the Lease.  If Lessee exercises the option to terminate the Lease, Lessee must vacate the Demised Premises no later than three (3) days after the delivery of the notice of termination.   If neither party has given the notice of termination as herein provided, Lessor shall proceed to repair the Demised Premises, and the Lease shall not terminate.

If the Demised Premises shall be partially damaged or partially destroyed, the damages shall be repaired by and at the expense of Lessor and the rent, until such repairs are made, shall be apportioned according to the part of the Demised Premises which is usable by Lessee. Lessor shall not be liable for any inconvenience or annoyance to Lessee resulting from such damage or the repair thereof, and shall not be liable for any delay in restoring the Demised Premises. If the Demised Premises are partially damaged or partially destroyed as a result of the wrongful or negligent act of Lessee or any person on the Demised Premises with Lessee's consent, there shall be no apportionment or abatement of rent.

FIFTH:  EVENTS OF DEFAULT.  Lessee shall be in default under this Lease (a) if rent or additional rent is not paid within five (5) days after the date due; or (b) if Lessee fails to cure a default in the performance of any other term or covenant of the Lease within twenty (20) days after written notice thereof from Lessor, or if default cannot be completely cured in such time, if Lessee shall not promptly proceed to cure such default within said twenty (20) days; or (c) if a petition in bankruptcy shall be filed by Lessee or if Lessee shall make a general assignment for the benefit of creditors; or (d) if a petition in bankruptcy shall be filed against Lessee and such proceeding is not vacated within twenty (20) days; or (e) if the Demised Premises become and remain vacant for a period of thirty (30) days; or (f) if the Demised Premises are used for some purpose other than the authorized use; (g) if the Lease is mortgaged or assigned without the written consent of Lessor; or (h) if any portion of the Demised Premises is sublet without the written consent of Lessor.

SIXTH:  REMEDIES UPON DEFAULT.  In the event Lessee defaults under this Lease and fails to cure the same after the expiration of any notice and cure period provided herein, then Lessor may, at any time thereafter without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default, resort to any of the following remedies:

A.            Declare all rent (including any additional rent due hereunder) for the remainder of the Lease, or part thereof, due in full and file an action to recover said rent.

B.            Immediately re-enter the Demised Premises and remove all persons and property therefrom and store such property in a public warehouse or elsewhere at the cost of, and for the account of, Lessee.  In the event of re-entry, Lessor shall not be guilty of trespass or incur any liability for any loss or damage incurred by Lessee occasioned thereby.   If Lessor elects to re-enter, as herein provided, or should it take possession pursuant to legal proceedings, Lessor may either (i) terminate this Lease, or (ii) without terminating this Lease, re let the Demised Premises or any part of the same for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rent or rents and on such other terms and conditions as Lessor, in its sole and absolute discretion, may deem advisable, with the right to make alterations and repairs to the Demised Premises at the sole expense of Lessee.  On each such re-letting:

(1)            Lessee shall be immediately liable to pay to Lessor, in addition to any indebtedness other than rent due under this Lease, the expenses of such re-letting and repairs (except ordinary wear and tear), incurred by Lessor, and the amount, if any, by which the rent reserved in this Lease for the period of such re-letting (up to but not beyond the term of this Lease) exceeds the amount agreed to be paid as rent for the Demised Premises as a result of such re-letting; or

(2)            At the option of Lessor, rents received by such Lessor from such re-letting shall be applied, first, to the payment of any expenses of such re-letting and repairs; then, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of rent as the same becomes due and payable under this Lease.

If Lessee has been credited with any rent to be received by such re-letting pursuant to subparagraph (1) above, and such rent shall not be promptly paid to Lessor by the new tenant, or if such rentals received from such re-letting under above subparagraph (2) above during any month is less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re entry or taking possession of the Demised Premises by Lessor shall be construed as an election on the part of Lessor to terminate this Lease unless a written notice of such intention is given to Lessee or unless the termination of the Lease is decreed by a court of competent jurisdiction.

C.            Notwithstanding any election by Lessor to re-let the Demised Premises without terminating this Lease, Lessor may at any time thereafter elect to terminate this Lease for such previous default. If Lessor terminates this Lease at any time for any default hereunder, then, in addition to any other remedy it may have, Lessor may recover from Lessee all damages incurred by reason of such breach, including the cost of recovering the Demised Premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

The rights and remedies granted herein to Lessor are distinct, separate and cumulative remedies, and the exercise of any remedy or remedies shall not be deemed to bar Lessor from exercising any or all of the others. Any failure on the part of Lessor to exercise promptly any such remedies or rights granted hereunder shall not operate to forfeit any other of said remedies or rights.

In the event of a proceeding involving Lessee under the Bankruptcy Code, 11 U.S.C. §101 et seq., if the Lease is assumed by Lessee's trustee in bankruptcy (after he has cured all existing defaults, compensated Lessor for any loss resulting therefrom and provided adequate assurance of future performance), then the Lease may not be assigned by the trustee to a third party, unless such party (a) executes and delivers to Lessor an agreement in recordable form whereby such party assumes and agrees with Lessor to discharge all obligations of Lessee under the Lease, (b) has a net worth of operating experience at least comparable to that possessed by Lessee, as of the time of execution of the Lease; and (c) grants to Lessor, to secure the performance of such party's obligations under the Lease, a security interest in such party's merchandise, inventory, personal property, fixtures, furnishings, and accounts receivable (and in the proceeds of all of the foregoing) with respect to its operations in the Demised Premises, and in connection therewith, such party shall execute such security agreements, financing statements and other documents (the forms of which are to be prepared by Lessor) as are necessary to perfect such lien.

SEVENTH:  PAYMENT OF UTILITIES AND RELATED EXPENSES.  Lessee agrees to pay all charges for telephone, water, gas, electricity and all other utilities consumed on the Demised Premises by Lessee.  Any interruption or failure of utilities service due to causes beyond Lessor's control shall not entitle Lessee to any allowance or reduction of rent or any other form of damages as against Lessor, except to the extent caused by Lessor's or Lessor's agent's, employee's or contractor's negligence or intentional misconduct.

EIGHTH:  Deleted.

NINTH:  RIGHT OF ENTRY.  Lessor, or any of his agents, shall have the right to enter the Demised Premises during all reasonable hours but upon no less than twenty-four (24) hours' notice, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said Demised Premises.  The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

TENTH:  MAINTENANCE OF DEMISED PREMISES.  Lessee hereby accepts the Demised Premises in the condition which exists at the commencement of this lease and agrees to maintain all of the Demised Premises (including all air conditioning, heating, plumbing, sewer (or septic tank), water (or well), electrical and mechanical equipment and fixtures serving them same located thereon and therein) at its own expense in good working order and condition, provided that Lessor will be responsible for any air-conditioning repairs over $250.00.  Lessee shall repair immediately upon demand, any damage to water apparatus, or any fixture, appliances or appurtenances of said Demised Premises, or of the building, caused by any act or neglect of Lessee, or of any person or persons in the employ or under the control of Lessee. Lessor shall be responsible only to repair structural damage to the Demises Premises and the common areas, provided however, any structural repairs necessitated by the fault or negligence of Lessee, its agents, employees or invitees shall be repaired at the sole expense of Lessee.

ELEVENTH:  DISCLAIMER OF LIABILITY.  It is expressly agreed and understood by and between the parties to this agreement, that the Lessor shall not be liable for any damage or injury by water, which may be sustained by Lessee or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other lessee, or its agents or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

TWELFTH:  INSOLVENCY OR BANKRUPTCY.  In the event of a proceeding involving Lessee under the Bankruptcy Code, 11 U.S.C. §101 et seq., if the Lease is assumed by Lessee's trustee in bankruptcy (after he has cured all existing defaults, compensated Lessor for any loss resulting therefrom and provided adequate assurance of future performance), then the Lease may not be assigned by the trustee to a third party, unless such party (a) executes and delivers to Lessor an agreement in recordable form whereby such party assumes and agrees with Lessor to discharge all obligations of Lessee under the Lease, (b) has a net worth of operating experience at least comparable to that possessed by Lessee and any guarantor hereof as of the time of execution of the Lease; and (c) grants to Lessor, to secure the performance of such party's obligations under the Lease, a security interest in such party's merchandise, inventory, personal property, fixtures, furnishings, and accounts receivable (and in the proceeds of all of the foregoing) with respect to its operations in the Demised Premises, and in connection therewith, such party shall execute such security agreements, financing statements and other documents (the forms of which are to be prepared by Lessor) as are necessary to perfect such lien.

THIRTEENTH:  BINDING EFFECT/ORAL AGREEMENTS.  This Lease shall bind Lessor and its assigns or successors, as well as the heirs, assigns, administrators, legal representatives, executors or successors of Lessee.  Any amendment or modification of this Lease shall be in writing and executed by all parties hereto.

FOURTEENTH:  TIME OF THE ESSENCE.  It is understood and agreed between the parties hereto that time is of the essence of this Lease as to all terms and conditions contained herein.

FIFTEENTH:  NOTICE.  It is understood and agreed between the parties hereto that written notice mailed (certified - return receipt requested) or delivered by hand to the Demised Premises to the attention of John Morris, who shall act an agent for Lessee, shall constitute sufficient notice to Lessee.  Written notice mailed (certified - return receipt requested) to Lessor at 801 Maplewood Drive, Jupiter, Florida 33458 shall constitute sufficient notice to Lessor, to comply with the terms of this Lease.

SIXTEENTH:  WORK PERFORMED FOR LESSEE.  It is understood and agreed between the parties hereto that any charges against Lessee by Lessor for services or for work done on the Demised Premises by order of Lessee or otherwise accruing under this Lease shall be considered as rent due and shall be included in any lien for rent due and unpaid.

SEVENTEENTH:  APPROVAL OF SIGNS.  Any signs or advertising to be installed and displayed by Lessee, including awnings, on or in connection with the Demised Premises shall be first submitted to Lessor for approval before installation, which approval may be withheld in Lessor's sole and absolute discretion.  Any signs or advertising approved by Lessor shall be maintained by Lessee in good condition during the term of this Lease.  Lessee will be permitted to erect any sign approved by Lessor on the sign monument located on the easterly boundary of the property; however, Lessee shall be responsible to pay all expenses incurred by Lessee in the installation of the same.

EIGHTEENTH:  Deleted.

NINETEENTH:  ATTORNEY'S FEES AND VENUE.  In the event of any litigation whatsoever arising under or out of this lease, the parties hereto agree that the venue for same shall be in a court of competent jurisdiction in Palm  Beach County, Florida, and the parties further agree that the laws of the State of Florida shall govern the construction and enforcement of this Lease.  Notwithstanding anything else herein to the contrary, Lessee shall pay to Lessor, on demand, such expenses as Lessor may incur, including without limitation, court costs, attorney's fees and disbursements in enforcing the performance of any obligation of lessee under this Lease, whether suit is filed or not and, in the event of litigation, Lessee shall be responsible for all such expenses, both at the trial and appellate levels.  Lessor and Lessee hereby waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto against the other on any matters arising out of, or in any way connected with, this lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Demised Premises and any emergency or other statutory remedy.  Lessee further agrees that it shall not interpose any counter-claim(s)  in a summary proceeding or other possessory action seeking the eviction of the Tenant from (i) asserting any defense(s) which it may have to eviction in the summary proceeding or possessory action, or (ii) filing an action for damages either in a separate proceeding, or as a counterclaim to any action seeking damages filed by Landlord, as long as the same is not consolidated with, or asserted as a defense to, the summary proceeding or possessory action.

TWENTIETH:  SECURITY DEPOSIT.  Upon the execution of this Lease, Lessee has delivered to Lessor a security deposit in the sum of $1,000.00, which deposit may be commingled with the funds of Lessor.  The security deposit will not bear interest and Lessor is not obligated to account for, or pay to, Lessee interest on the security deposit.  The security deposit made by Lessee shall be held by Lessor as security for the faithful performance by Lessee of all of Lessee's obligations under this lease.   If any rent or other charges shall be overdue and unpaid after the expiration of notice and cure periods, or if Lessee shall fail to observe or perform any of his obligations under this lease after the expiration of notice and cure periods, then Lessor may, at his option and without prejudice to any other remedy which Lessor may have on account thereof, apply the entire security deposit, or so much thereof as may be necessary to compensate Lessor with regard to the payment of rent or other damages sustained by Lessor due to such breach on the part of Lessee; and Lessee shall forthwith upon demand restore said security deposit to the original sum deposited.  Should Lessee comply with all of its obligations under this lease and promptly pay all of the rent and other charges due, the security deposit shall be returned in full to Lessee at the end of the term after delivery of the possession of the Demised Premises to Lessor in accordance with the terms of this lease.

TWENTY-FIRST:  DISCLAIMER OF MECHANICS LIEN.  Nothing in this lease shall be deemed, construed, or interpreted to imply any consent or agreement on the part of Lessor to subject Lessor's interest or estate to any liability under any mechanic's lien or other lien law for improvements made by, or on behalf of, Lessee.  If any mechanic's lien or other lien is claimed or filed against the Demised Premises, or any part thereof, for any work, labor, services or materials claimed to have been performed or furnished for or on behalf of Lessee or anyone holding any part of the Demised Premises through or under Lessee, Lessee shall cause the same to be cancelled and discharged of record by payment, bond or court order within twenty days after notice by Lessor to Lessee.  Lessee hereby indemnifies and holds Lessor harmless from any claim, loss, liability or damage suffered by Lessor as a result of any such mechanic's lien or equitable lien.  Lessee shall execute any Memorandum of Lease prepared by Lessor containing a confirmation that the interest of Lessor shall not be subject to liens for improvements made by Lessee to the Demised Premises.

TWENTY-SECOND:  INSURANCE.  Lessee shall maintain commercial general public liability insurance for the Demised Premises and the conduct or operation of business therein with Lessor designated as an additional named insured, which insurance shall have limits no less than $1,000,000.00 for bodily injury or death to any one person and $500,000.00 for property damage, including water damage.  Lessee shall also maintain fire and extended coverage insurance with regard to Lessee's stock and trade, fixtures, furniture, furnishings, equipment, signs and all other property of Lessee on the Demised Premises in the amount of their full insurable value.  Lessee shall procure and pay the premiums for such insurance prior to its occupancy and shall deliver to Lessor copies of such policies to confirm the insurance coverage.  Such policies shall be renewed at least thirty (30) days before the expiration of the policy term and shall contain a provision whereby the same cannot be cancelled unless Lessor is given at least ten (10) days prior written notice of such cancellation.

TWENTY-THIRD:  SUBORDINATION.  This Lease is subject and subordinate to all present and future mortgages and other encumbrances affecting the real property of which the

Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof.  Lessee agrees to execute at no expense to Lessor any instrument which may be deemed necessary by Lessor to further effect the subordination of the Lease herein provided.

TWENTY-FOURTH:  WAIVER OR CONSENT.  No consent, approval or waiver, whether expressed or implied, by Lessor of any breach of any covenant, agreement or obligation of Lessee hereunder shall be construed as a consent or waiver to, or of, any other breach of the same or any other covenant, agreement or obligation herein.  All typewritten or handwritten provisions of this lease shall prevail over and control any printed portions inconsistent herewith.

TWENTY-FIFTH:  WAIVER OF SUBROGATION.  In case of damage or destruction to the Demised Premises, or any contents thereof, Lessee shall look first to any insurance in his favor before making any claim against Lessor; and Lessee (i) hereby releases Lessor, his agents, employees and invitees for loss or damage covered under such policies, and (ii) shall immediately notify its insurance carrier that the foregoing waiver of subrogation is contained in this Lease, and shall obtain for each policy of such insurance, a waiver of subrogation endorsement permitting waiver of any claim against Lessor for loss or damage within the scope of the insurance.

TWENTY-SIXTH:  CONDEMNATION.  If the whole or any substantial part of the Demised Premises shall be condemned by eminent domain for any public or quasi-public purpose, this Lease shall terminate on the date of the vesting of title, and Lessee shall have no claim against Lessor for the value of any unexpired portion of the term of this Lease, nor shall Lessee be entitled to any part of the condemnation award.  If less than a substantial part of the Demised Premises is condemned, this Lease shall not terminate, but rent shall abate in proportion to the portion of the Demised Premises condemned, unless Lessee is compensated for such in any condemnation award or settlement received by him.

TWENTY-SEVENTH:  INDEMNITY.  In consideration of the lease of the premises to the Lessee, Lessee indemnifies and shall hold harmless Lessor from all losses, damages, liabilities, expenses or claims for any injuries or damages, including bodily injury or death, to any parties whatsoever, as well as any injuries or damages to the personal property of any such parties, which injuries or damages arise from the use or occupancy of the Demised Premises by Lessee or are caused by the acts, omissions, neglect, or fault of Lessee or Lessor, their agents, servants, employees, licensees, customers or invitees.  Furthermore, Lessor shall not be liable to Lessee for any damage, loss or injury to the person or property of Lessee which may be caused by the acts, neglect, omission or fault of any person, firm or corporation, specifically including that of Lessor.

TWENTY-EIGHTH:  END OF TERM/ABANDONED PROPERTY.  At the end of the initial term, or the renewal term if elected by Lessee, Lessee shall vacate and surrender the Demised Premises to Lessor, broom clean, and in as good condition as the Demised Premises were at the beginning of the term, ordinary wear and tear, and damage by fire and the elements excepted, and Lessee shall remove all of Lessee's property.  All installations, property, and additions required to be removed by Lessee at the end of the term which remain in the Demised Premises after Lessee has vacated shall be considered abandoned by Lessee and, at the option of the Lessor, may either be retained as Lessor's property or may be removed by Lessor at Lessee's expense.

TWENTY-NINTH:  HOLDING OVER/DOUBLE RENT.  If Lessee holds over and continues in possession of the Demised Premises, or any part thereof, after the expiration or termination of the Lease without Lessor's permission, Lessor may recover double the amount of the rent due for each day Lessee holds over and refuses to surrender possession.  Such daily rent shall be computed by dividing the rent for the last month of the Lease by fifteen.

THIRTIETH:  BROKER'S COMMISSION.  Lessee represents to Lessor that Lessee has not dealt with any broker in connection with this transaction.   Lessee hereby indemnifies and holds Lessor harmless from and against any damages, loss, claim or liability suffered by Lessor (including attorney's fees incurred in the defense of any such claim and the enforcement of this indemnity) as a result of any claim made by any broker arising out of any contact between Lessee and such broker with regard to the Demised Premises.

THIRTY-FIRST:  HAZARDOUS MATERIALS.  For purposes of this Thirty-Third Paragraph, the following definitions shall apply:

-    "Hazardous Materials" shall mean any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials and shall also mean, but shall not be limited to, substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Sections 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901- 6987; and those substances defined as "hazardous substance" in the Florida Hazardous Substances Law, Sections 501.061-501.121,  Florida Statutes.

-    "Hazardous Materials Laws" shall mean any Federal, State or local laws, ordinances or regulations relating to Hazardous Materials.

-    "Hazardous Materials Claims" shall mean: (i) any and all enforcement, cleanup, remedial, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to Hazardous Materials Laws; (ii) all claims made or threatened by any third party against the Lessee or the Demised Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

Lessee hereby covenants with Lessor:

(A)            To notify Lessor in writing of the nature of any Hazardous Materials Claims as hereinafter defined, immediately upon their occurrence.

(B)            To indemnify and hold harmless Lessor, its employees and agents from and against any and all claims, damages and liabilities arising in connection with the presence, use, storage, disposal or transport of any Hazardous Materials on, under, from or about the Demised Premises including, without limitation: (i) all foreseeable and all unforeseeable consequential damages directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials by Lessee; and (ii) all costs of any required or necessary repair, cleanup or detoxification and the preparation of any closure or other required plans, to the full extent that such action is attributable, directly or indirectly, to the presence, use, generation, storage, release, threatened release or disposal of Hazardous Materials by any person on the Demised Premises.  Lessee's obligation pursuant to the foregoing indemnity shall survive the term of this Lease.

(C)            To keep and maintain the Demised Premises in compliance with (and not cause or permit the Demised Premises to be in violation of) any Federal, State or local laws, ordinances or regulations relating to industrial hygiene or to environmental conditions on, under or about the Demised Premises including, but not limited to, soil and underground conditions.

(D)            Not to use, generate manufacture, store or dispose of Hazardous Materials (as hereinafter set out) on the Demised Premises; provided however, Lessee may store and use (i) Hazardous Materials to the extent that they are necessary for the maintenance of the Demised Premises, and (ii) those substances described in Exhibit A attached hereto in quantities substantially similar to those set forth in Exhibit A, provided that the storage and use described in subparagraphs (i) and (ii) hereof shall be consistent with, and in compliance with, all applicable federal, state and local laws.

(E)            Lessor shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims. Lessor's reasonable attorney's fees and costs in connection therewith shall be reimbursed by Lessee upon demand. All such fees and costs shall be added to the indebtedness under this Lease and shall be secured thereby.

(F)          Lessee shall, at any time and from time to time, within thirty (30) days after notice and written demand by Lessor, deliver to Lessor a written environmental evaluation of the Demised Premises, which evaluation shall address matters as to whether the Demised Premises, or any part thereof, has or is being used for the use, handling, storage, transportation or disposal of Hazardous Materials and if so, as to whether such use, handling, storage, transportation or disposal conforms to the requirements of Hazardous Materials Laws. The evaluation shall be performed by an independent, recognized environmental consulting firm of duly licensed registered engineers.

IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

Signed, sealed and delivered
in the presence of:

Lessor:

	By:	/s/ John E. Morris
As to Lessor		John E. Morris, Managing Member

As to Lessor
Lessee (if corporate):
Dyadic International (USA), Inc.

	By:	/s/ Mark Emalfarb
As to Lessor		Mark Emalfarb, President

(Corporate Seal)
As to Lessor

LEASE AGREEMENT

This LEASE AGREEMENT made and entered into on the 27th day of June, 2005, by and between JOHN E, MORRIS, as trustee of the John E, Morris Revocable Trust u/a/d 6/11/96, as amended and restated 10/5/99 or assing to newly formed LLC hereinafter referred to as lessor, party of the first part, and Dyadic International (USA), Inc., a Floride Corporation hereinafter referred to as Lessee, party of the second part:

WITNESSETH:

That Lessor does this day lease unto Lessee, and Lessee, does hereby fire and take under this Lease, that portion of the premises located at 500 Commerce Way, Jupiter, Floride, Known as hereinafter referred to as the "Demised Premises"). In addition to the Demised Promises, Lessee shall be entitled to the non-exclusive use of the parking lot (for purposes of ingress, egress and parking only) and the exterior sidewalks to and from the Demised Premises (for pedestrian Ingress and egress only).

The Demised Precises shall be used and occupied by Lessee as Dyadic International (USA), lnc., and for no other purposes or uses whatsoever. Leasee specifically covenants and agrees that it will not use, or permit to be used, any part of the Demised Premises as anything other than Dyadic International (USA), Inc. The term of the lease shall be one (1) year, beginning on the 1st day of July, 2005 and ending on the 30th day of June, 2003 at 12:00 A.M. (midnight), for the total sum of Eighteen Thousand Dollar ($18,000.00) ("Total sum Due"), plus sales tax (presently at a rate of 6 1/2%). Provided that Lessee is not in default hereunder beyond the expiration of all applicable notice and cure periods, Lessee may pay the Total Sum Due in installemnets of $1,500.00 per month (plus sales tax). All payments of rent shall be made to Lessor in advance without demand on the 1st day of such month at 801 Maplewood Drive, Suite 17, Jupiter, Floride 33458,or at such other place and to such other person, as Lessor may designate in writing. All rent shall ba paid to Lessor without demand, set-off or any deduction whatsoever. If any payment is not received within ten (10) days after the date due, a late charge of five (5%) per cent of the total payment shall be due Lessor as additional rent. Upon the execution of this Lease, Lessee shall pay to Lessor the sum of $3,200.00, representing first and last months' rent (plus sales tax) and a security deposit in the sum of $1,000,00. Provided that Lessee is not in default hereunder, Lessee shall have the option to extend the lease for two (2) additional one-year terms (Lease Options); For the first such additional one-year term, Lessee shall pay a total sum of $13,200 plus sales tax, in monthly installments of $1,600 plus sales tax. For the second such additional one-year term, Lessee shall pay a total sum of $20,400 plus sales tax, in monthly installments of $1,700 plus sales tax. Each Lease Option shall be exercised automatically unless cancelled by the Lesses upon a thirty (30) day written notice prior to the expiration of the respective one-year term.

Lessor and Lessee agree to the following express stipulations and conditions:

FIRST; ASSIGNMENT, ENCUMBRANCE ANE IMPROVEMENTS. Lessee shall not assign this lease, nor sublet the Demised Premises or any part thereof nor use the same, or any part thereof, nor permit the same, or any part there of, to be used for any other purpose than as above stipulated, without the prior written consent of Lessor, which consent may be arbitrarily withheld by Lessor.

SECOND; PERSONAL PRPPERTY. All personal property placed or moved on the Demised Premises above described shall be at the risk of Lessee or the owner thereof, regardless of the cause of said damage, including butat limited to, damage arising from the bursting or leaking of water pipes or from any act of negligence of any co-Lessee, other occupants of the building or of any other person whomsoever.

THIRD; COMPLIANCE WITH LAW- Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and bureaus applicable to said Demised Premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said Demised Premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association forthe prevention of fires, at Lessee's own cost and expense.

FOURTH: DEMISED PREMISES RENDERED UNTENANTABLE BY CASUALTY. If the Demised Premises are damaged or destroyed so that the Demised Promises are rendered wholly untenantable, rent shall be proportionately paid upto the time of the casualty and there forth shall cease until the date when the Demised Premises have been repaired or restored by Lessor to the condition existing just prior to the date of casualty; provided, however, that in the event the Demised Premises have been rendered wholly untenantable, and if Lessor will be unable to restore the Demised Premises within sixty (60) days from the date of the casualty, Lessor or Lessee shall have the right to terminate the term of the Lease by giving notice to the other of its exercise of such right at any time within thirty (30) days after the occurrence of such damage or destruction, if this notice is given, the term of the Lease shall terminate on the date specified in the notice, (which shall be not more than fifteen days after givingof such notice), as fully and completely as if such date were the date set forth in the Lease. If Lessee exercises the option to terminate the Lease, Lessee must vacate the Demised Premisesno later than three (3) days after the delivery of the notice of termination. If neither party has given the notice of termination as herein provided, Lessor shall proceed to repair the Demised Premises, and the Lease shall not terminate.

If the Demised Premises shall be partially damaged or partially destroyed, the damages shall be repaired by and at the expense of Lessor and the rent, until such repairs are made, shall be apportioned according to the part of the Demised Premises which is usable by Lessee. Lessor shall not be liable for any inconvenience or annoyance to Lessee resulting from such damage or the repair thereof, and shall not be liable for any delay in restoring the Demised Premises. If the Demised Premises are partially damaged or partially destroyed as a result of the wrongfulor negligent act of Lessee or any person on the Demised Premises with Lessee's consent, there shall be no apportionment or abatement of rent.

FIFTH: EVENTS OP DEFAULT. Lessee shall be in default under this Lease (a) if rent or additional rent is not paid within five (5) days after the date due; or (b) If Lessee falls to cure a default in the performance of any other term or covenant of the Lease within twenty (20) days after written notice thereof from Lessor, or if default cannot be completely cured in such time, if Leasee shall not promptly proceed to cure such default within said twenty (20) days; or (c) if a petition in bankruptcy shall be filed by Lessee or if Lessee shall make a general assignment for the benefit of creditors; or (d) If a petition in bankruptcy shall be filed against Lessee and such proceeding is not vacated within twenty (20) days; or (e) if the Demised Premises become and remain vacant for a period of thirty (30) days; or (f) if the Demised Premises are used for some purpose other than the authorized use; (g) if the Lease is mortgaged or assigned without the written consent of Lessor; or (h) if any portion of the Demised Premises is sublet without the writen consent of Lessor.

SIXTH: REMEDIES UPON DEFAULT. In the event Lessee defaults under this Lease and falls to cure the same after the expiration of any notice and cure period provided herein, then Lessor may, at any time thereafter without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default, resort to any of the following remedies:

A.     Declare all rent (including any additional rent due hereunder) for the remainder of the Lease, or part thereof, due in full and file an action to recover said rent

B.      Immediately re-enter the Demised Premises and remove all persons and property therefrom and store such property in a public warehouse or elsewhere at the cost of, and for the account of, Lessee, In the event of re-entry, Lessor shall not be guilty of trespass or incur any liability for any loss or damage incurred by Lessee occasioned thereby. If Lessor elects to re-enter, as herein provided, or should it take possession pursuant to legal proceedings, Lessor may either (1) terminate this Lease, or (11) without terminating this Lease, re-let the Demised Premises or any part of the same for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rent or rents and on such other terms and conditions as Lessor, in its sole and absolute discretion, may deem advisable, with the right to make alterations and repairs to the Demised Premises at the sole expense of Lessee. On each such re-letting;

(1)
Lessee shall be immediately liable to pay to Lessor, In addition to any indebtedness other than rent due under this Lease, the expenses of such re-letting and repairs (except ordinary wear and tear), Incurred by Lessor, and the amount, if any, by which the rent reserved in this Lease for the period of such re-letting (up to but not beyond the term of this Lease) exceeds the amount agreed to be paid as rent for the Demised Premises as a result of such re-letting; or

(2)
At the option of Lessor, rents received by such Lessor from such re-letting shall be applied, first, to the payment of any expenses of such re-letting and repairs; then, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of rent as the same becomes due and payable under this Lease.

If Lessee has been credited with any rent to be received by such re-letting pursuant to subparagraph (1) above, and such rent shall not be promptly paid to Lessor by the new tenant, or if such rentals received from such re-letting under above subparagraph (2) above during any month is less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Demised Premises by Lessor shall be construed as an election on the part of Lessor to terminate this Lease unless a written notice of such intention is given to Lessee or unless the termination of the Lease is decreed by a court of competent jurisdiction,

C.      Notwithstanding any election by Lessor to re-let the Demised Premises without terminating this Lease, Lessor may at any time thereafter elect to terminate this Lease for such previous default. If Lessor terminates this Lease at any time for any default hereunder, then, in addition to any other remedy it may have, Lessor may recover from Lessee all damages Incurred by reason of such breach, including the cost of recovering the Demised Premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

The rights and remedies granted herein to Lessor are distinct, separate and cumulative remedies, and the exercise of any remedy or remedies shall not be deemed to bar Lessor from exercising any or all of the others. Any failure on the part of Lessor to exercise promptly any such remedies or rights granted hereunder shall not operate to forfeit any other of said remedies or rights.

In the event of a proceeding involving Lessee under the Bankruptcy Code, 11 U.S.C. §101 et seq., if the Lease is assumed by Lessee's trustee in bankruptcy (after he has cured all existing defaults, compensated Lessor for any loss resulting therefrom and provided adequate assurance of future performance), then the Lease may not be assigned by the trustee to a third party, unless such parly (a) executes and delivers to Lessor an agreement in recordable form whereby such party assumes and agrees with Lessor to discharge all obligations of Lessee under the Lease, (b) has a net worth of operating experience at least comparable to that possessed by Lessee, as of the time of execution of the Lease; and (c) grants to Lessor, to secure the performance of such party's obligations' under the Lease, a security interest in such party's merchandise, inventory, personal property, fixtures, furnishings, and accounts receivable (and in the proceeds of all of the foregoing) with respect to its operations in the Demised Premises, and In connection therewith, such party shall execute such security agreements, financing statements and other documents (the forms of which are to be prepared by Lessor) as are necessary to perfect such lien.

seventh: payment OF utilities and related expenses. Lessee agrees to pay all charges for telephone, water, gas, electricity and all other utilities consumed on the Demised Premises by Lessee. Any Interruption or failure of utilities service due to causes beyond Lessor's control shall not entitle Lessee to any allowance or reduction of rent or any other form of damages as against Lessor, except to the extent caused by Lessor's or Lessor's agent's, employee's or contractor's negligence or intentional misconduct.

EIGHTH: Deleted.

NINTH: RIGHT OF ENTRY. Lessor, or any of his agents, shall have the right to enter the Demised Premises during all reasonable hours but upon no less than twenty-four (24) hours' notice, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said Demised Premises. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

tenth; maintenance of demised premises. Lessee hereby accepts the Demised Premises in the condition which exists at the commencement of this lease and agrees to maintain all of the Demised Premises (including all air conditioning, heating, plumbing, sewer (or septic tank), water (or well), electrical and mechanical equipment and fixtures serving them same located thereon and therein) at its own expense in good working order and condition, provided that Lessor will be responsible for any air-conditioning repairs over $250.00. Lessee shall repair immediately upon demand, any damage to water apparatus, or any fixture, appliances or appurtenances of said Demised Premises, or of the building, caused by any act or neglect of Lessee, or of any person or persons in the employ or under the control of Lessee, Lessor shall be responsible only to repair structural damage to the Demises Premises and the common areas, provided however, any structural repairs necessitated by the fault or negilgence of Lessee, all agents, employees or invitees shall be repaired at the sole expense of Lessee.

ELEVENTH; DISCLAIMER OF LIABILITY. It is expressly agreed and understood by and between the parties to this agreement, that the Lessor shall not be liable for any damage or injury by water, which may be sustained by Leasee or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other lessee, or its agents or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

TWELFTH: INSOLVENCY OR BANKRUPTCY. In the event of a proceeding involving Lessee under the Bankruptcy Code, 11 U.S.C. §101 et saq., if the Lease is assumed by Lessee's trustee in bankruptcy (after he has cured all existing defaults, compensated Lessor for any loss resulting therefrom and provided adequate assurance of future performance), then the Lease may not be assigned by the trustee to a third part; unless such party (a) executes and delivers to Lessor an agreement in recordable form Whereby such party assumes and agrees with Lessor to discharge all obligations of Lessee under the Lease, (b) has a net worth of operating experience at least comparable to that possessed by Lessee and any guarantor hereof as of the time of execution of the Lease; and (c) grants to Lessor, to secure the performance of such party's obligations under the Lease , a security interest in such party's merchandise,Inventory, personal property, fixtures, furnishings, and accounts receivable (and in the proceeds of all of the Foregoing) with respect to its operations in the Demised Premises, and in connection therewith, such party shall execute such security agreements, financing statements and other documents (the forms of which are to be prepared by Lessor) as are necessary to perfect such lien.

THIRTEENTH: BINDING EFFECTIONAL AGREEMENTS. This Lease shall bind Lessor and its assigns or successors, as well as the heirs, assigns, administrators, legal representatives, executors or successors of Lessee. Any amendment or modification of this Lease shall be in writing and executed by all parties hereto.

fourteenth: TIME OF THE ESSENCE. It is understood and agreed between the parties hereto that time is of the essence of this Lease is to all terms and conditions contained herein.

FIFTEENTH: NOTICE. It is understood and agreed between the parties hereto that written notice melted (certified - return receipt requested) or delivered by hand to the Demised Premises to the attention of John Morris, who shall act un agent for Lessee, shall constitute sufficient notice to Lessee. Written notice mailed (certified - return receipt requested) to Lessor at 801 Maplawood Drive, Jupiter, Florida 33456 shall constitute sufficient notice to Lessor, to comply with the terms of this Lease,

SIXTEENTH: WORK PERFORMED FOR LESSEE. It s understood and agreed between tha parties hereto that any charges against Leases by Lessor for serviced or for work done on the Demised Premises by order of Lessee otherwise accruing under this Lease shall be considered as rent due and shall be included in any lien for rent due and unpaid.

SEVENTEENTH: APPROVAL OF SIGNS. Any sings or advertising to be installed and displayed by Lessee, including awnings, on or in connection with the Demised Premises shall be first submitted to Lessor for approval before installation, which approval may be withheld in Lessor's sole and absolute discretion. Any signs or advertising approved by Lessor shall be maintained by Lessee in good condition during the term of this Lease. Lessee will be permitted to erect any sign approved by Lessor on the sign monument locatedon the easterly boundary of the property; however, Leasee shall be responsible to say all expenses incurred by Leasee in the I installation of the same.

EIGHTEENTH: Deleted.

NINETEENTH: ATTORNEY'S FEES AND VALUE.In the event of any litigation whatsoever arising Under or out of this lease, the parties hereto agree that the venue for same shall be in a court of competent jurisdiction in Palm Beach County, Florida, and the parties further agree that the laws of the State of Florida shall govern the construction and enforcement of this Lease. Notwithstanding anything else herein to the contrary, lessee shall pay to Lessor, on demand, such expenses as Lessor may incur, inducing without limitation, court costs, attorney's fees and disbursements in enforcing the performance of any obligation of lessee under this Lease, whether suit is filed or not and, in the event of litigation, Lessee shall be responsible for all such expenses, both at the trial and appellate levels. Lessor and Lessee hereby waive trail by jury in any action, peoceeding of countor-claim brought bt either of the parties hereto against the other on any matters arising out of, or in any way connected with, this lease, the relationship of Lessor and Lessee, Lesses's use or occupancy of the Demised Premises and emergency or other statutory remedy. Lessee further agrees that it shall not interpse any counter-claim (a) in a summary proceeding or other possessory action seeking the eviction of the Tenant from (i) separating any defense(s) which it may have to eviction in the smmary proceeding or possessory action, or (ii) Filing an action for damages either in a separate proceeding, or an counter claim to any action seeking damages filed by Landlord, as long as the same is not consolidated with, or asserted as a defense to, the summary proceeding or possessory action.

TWENTIETH: SECURITY DEPOSIT. Upon the execution of this Lease, Lessee has delivered to Lessor a security deposit in the sum of $1,000.00, which deposit may be commingled with the funds of Lessor, The security deposite will not bear interest and Lessor is not obligated to account for, or pay to, Lessee interest on the security deposit. The security deposit made by Lessee shall be held by Lessor as security for the faithful performance by Losses of all of Lessee's obligations under this lease. Is any rent or other charges shall be overdue and unpaid after the expiration of notice and cure periods, or if Leasee shall fall to observe or perform any of his obligations under this lease after the expiration of notice and cure periods, than Lessor may, at his option and without prejudice to any other remedy which Lessor may have on account thereof, apply the entire security deposit, or so much thereof as may be necessary to compensate Lessor with regard to the payment of rent or other damages sustained by Lessor due to such breach on the part Lessor; and Lessee shall forthwith upon demand restore said security deposit to the original our deposited, should Lessee comply with all of its obligations under this lease and promptly pay all of the rent and other charges due, the security deposit shall be returned in full to Lessee at the end of the term after delivery of the possession of the Demised Premises to Lessor accordance with the terms of this lease,

TWENTY-FIRST: DISCLAIMER OF MECHANIC LIEN. Nothing in this lease shall be deemed, construed, or interpreted to imply any consent or agreement on the part of Lessor to subject Lessor's interest or estate to any liability under any mechanic's lien or other lien law for improvements made by, or on behalf of, Lessee. If any mechanic's lien or other lien is claimed or filed against the Demised Premises, or any part thereof, for any work, labor, services or materials claimed to have been performed or furnished for or on behalf or Lessee or anyone holding any part of the Demised Premises through or under Lessee, Lessee shall cause the same to be cancelled and discharged of record by payment, bond or court order within twenty (20) days after notice by Lessor to Lessee, Lessee hereby indemnifies and holds Lessor harmless from any claim, loss, liability or damage sufferred by Lessor as a result of any such mechanic's lien or equitable lien. Lessee shall execute any Memorandum of Lease prepared by Lessor containing a confirmation that the interest of Lessor shall not be subject to liens for improvements made by Lessor to the Demised Premise.

TWENTY-SECOND: INSURANCE. Lessee shall maintain commercial general public liability insurance for the Demised Premises and the conduct or operation of business therein with Lessor designated as an additional named insured, which insurance shall have limits no less than $1,000,000,00 for bodily injury or death to any one person and $500,000,00 for property damage, including water damage. Lessee shall also maintain fire and extended coverage insurance with regard to Lessee's stock and trada, fixtures, furniture, furnishings, equipment, signs and all other property of Lessee on tha Demised Premises in the amount of their full insurable value. Lessee shall procure and pay the premiums for such insurance prior to its occupancy and shall deliver to Lessor copies of such policies to confirm the insurance coverage. Such policies shall be renewed at least thirty (30) days before the expiration of the policy term and shall contain a provision whereby the same cannot be cancelled unless Lessor is given at least ten (10) days prior written notice of such cancellation.

TWENTY-THIRD: SUBORDINATION. This Lease is subject and subordinate to all present and future mortgages and other encumbrance affecting the real property of which the Demised Premises form a part, and to all renewals, mcdification, consolidations, replacements and extensions thereof, Lessee agrees to execute at expense to Lessor any instrument which may be deemed necessary by Lessor to further affect the subordination of the Lease herein provided.

TWENTY-FOURTH; WAIVER OR CONSENT. No consent, approval or waiver, whether expressed or implied, by Lessor of any breach of any covenant, agreement or obligation of Lessee hereunder shall be construed as a consent or waiver to, or of, any other breach of the same or any other covenant, agreement or obligation are in. All typewritten or handwritten provisions of this lease shall prevail over and control any printed portions inconsistent herewith.

"Hazardous Materials Claims" shall mean: (i) any and all enforcement, cleanup, remedial, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to Hazardous Materials Laws; (ii) all claims made or threatened by any third party against the Lessee or the Demised Promises islating to damage, contribution, cost recovery compensation, lose or injury resulting from any Hazardous Materials.

Lessee hereby covenants with Lessor.

(A)   To notify Lessor in writing of the nature of any Hazardous Materials Claims as hereinafter defined, immediately upon their occurrence.

(B)    To indemnify and hold harmless Lessor, its employees and agents from and against any and all claims, damages and liabilities arising in connection with the presence, use, storage, disposal or transport of any Hazardous Materials on, under, from or about the Demised Premises including, without limitation: (I) all foreseeable and all unforeseeable consequential damages directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials by Lessee; and (II) all costs of any required or necessary repair, cleanup or detoxification and the preparation of any closure or other required plane, to the full extent that such action is attributable, directly or indirectly to the presence, use, generation, storage, release, threatened release or disposal of Hazardous Materials by any person on the Demised Premises. Leasee's obligation pursuant to the foregoing indemnity shall survive the term of this Lease.

(C)    To keep and maintain the Demised Premises in compliance with (and not causa or permit the Demised Premises to be in violation of) any Federal, State or local laws, ordinances or regulations relating to industrial hygiene or to environmental conditions on, under or about the Demised Premises including, but not not limits to, soil and underground conditions,

(D)    Not to use, generate manufacture, store or dispose of Hazardous Materials (as hereinafter set out) on the Demised Premises; provided however, Lessee may store and use (I) Hazardous Materials to the extent that they are necessary for the maintenance of the Demised Premises, and (II) those substances describe in Exhibit A attached hereto in quantities substantially similar to those set forth in Exhibit A, provided thai the storage and use describe in subparagraphs (I) and (II) hereof shall be consistent with, and in compliance with, all applicable federal, state and local laws,

(E)     Lessor shall have the right to join and participate in, as a party if it so electe, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims. Lessor's reasonable attorney's fees and costs in connection therewith shall be reimbursed by Leasee upon demand. All such fees and costs shall be added to the indebtedness under this Lease and shall be secured thereby.

(F)     Lessee shall, at any time and from time to timo, within thirty (30) days after notice and written demand by Lessor, deliver to Lessor a written environmental evaluation of the Demised Premises, which evaluation shall address matters as to whether the Demised Premises, or any part thereof, has or is being used for the use, handling, storage, transportation or disposal of Hazardous Materials and if so, as to whether such use, handling, storage, transportation or disposal conforms to the requirements of Hazardous Materials Laws, The evaluation shall be performed by an independent, recognized environmental consulting firm of duly licensed registered engineers.

IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above- written.

Signed, sealed and delivered
in the presence of:

Lessor
_____________

By:
As to Lessor

As to Lessor

Lessee (if corporate)
Dyadic International, Inc

Mark Emalfard	By:	Mark Emalfard
As to Lessor		President

as to Lessee

JUN-30-2005 THU 05:44 PM PRIMA PROPERTIES FAX NO. 5615753457 P. 07
08/29/05 15:45 FAX 5617438343 DYADIC INTERNATIONAL 009

Exhibit A.

DYADIC INTERNATIONAL (USA), INC. HAZARDOUS MATERIALS LIST

Dyadic Quality Assurance Laboratory
500 Commerce Way West, #6-7
Jupiter, FL 33458

Inventory as of 6/8/05

Product Name	MSDS	Haz Mat Waste Code	Dry Liquid Solid	Container Size	Catalog No.	Lot Number	Loc.	Producer	Received Date
Acetic Acid, glacial	on file	D002	L	500ml	BP-1185-500	031576	L	Fisher	1/13/04
Acetic Acid, glacial	on file	D002	L	500ml	BP-1185-500	041163	L	Fisher	12/7/04
Acetone GR	on file	F003	L	1L	AX0120-9	40137021	M	EM Science	1/11/01
Ethyl Alcohol 190 proof (Ethanol)	on file	D001	L	1L	49,351-1	BB19906BB	M	Aldrich	1/30/04
Ethyl Alcohol 200 proof	on file	D001	L	500ml x6	EM-4450	05Q24GA	M	EM Science	3/18/05
Grain Alcohol 75.5%		D001	L	750ml			M	Everclear	4/1/04
Grain Alcohol 95% (190 Proof)		D001	L	1.75Lx4			M	Everclear	4/1/05
Hydrochloric Acid	on file	D002	L	500ml	H-7020	12K34891	L	Sigma	4/1/02
Hydrochloric Acid	on file	TX002	L	500ml	H-7020	97H3562	L	Sigma	4/1/02
Isopropyl Alcohol 70%	on file	D001	L	1gal	04 365 71	537657	M	Decon Labs Inc	2/6/04
Methanol, HPLC grade	on file	F003	L	1L	MX04-75P-4	40297043	M	EM Science	1/1/00
Phosphoric Acid	on file	D002	L	500ml	P-6560	38H3450	L	Sigma	1/1/00
Phosphoric Acid	on file	D002	L	500ml	PX0995-13	40341226	L	EM Science	7/1/02
Phosphoric Acid	on file	D002	L	500ml	PX0995-13	41178906	L	EM Science	7/1/02
Potassium Hydroxide	on file	D002	D	1kg	P-6310	101K1248	6-1	Sigma	7/1/02
Sodium Hydroxide	on file	D002	D	500g	S-0899	121K0125	14-2	Sigma	8/4/02
Sodium Hydroxide	on file	D002	D	500g	S-0899	121K0126	14-2	Sigma	8/4/02
Sulfuric Acid	on file	D002	L	500ml	S-1526	77H3642	L	Sigma	1/1/00

6/27/2005

Page 1 of 1

JUN-30-2005 THU 05:44 PM PRIMA PROPERTIES FAX NO. 5615753457 P. 08

Exhibit A.

DYADIC INTERNATIONAL (USA), INC. HAZARDOUS MATERIALS LIST

Dyadic Quality Assurance Laboratory
500 Commerce Way West, #6-7
Jupiter, FL 33458

Inventory as of 6/8/05

Product Name	MSDS	Haz Mat Waste Code	Dry Liquid Solid	Container Size	Catalog No.	Lot Number	Loc.	Producer	Received Date
Acetic Acid, glacial	on file	D002	L	500ml	BP-1185-500	031576	L	Fisher	1/13/04
Acetic Acid, glacial	on file	D002	L	500ml	BP-1185-500	041163	L	Fisher	12/7/04
Acetone GR	on file	F003	L	1L	AX0120-9	40137021	M	EM Science	1/11/01
Ethyl Alcohol 190 proof (Ethanol)	on file	D001	L	1L	49,351-1	BB19906BB	M	Aldrich	1/30/04
Ethyl Alcohol 200 proof	on file	D001	L	500ml x6	EM-4450	05Q24GA	M	EM Science	3/18/05
Grain Alcohol 75.5%		D001	L	750ml			M	Everclear	4/1/04
Grain Alcohol 95% (190 Proof)		D001	L	1.75Lx4			M	Everclear	4/1/05
Hydrochloric Acid	on file	D002	L	500ml	H-7020	12K34891	L	Sigma	4/1/02
Hydrochloric Acid	on file	D002	L	500ml	H-7020	97H3562	L	Sigma	4/1/02
Isopropyl Alcohol 70%	on file	D001	L	1gal	04 355 71	537857	M	Decon Labs Inc.	2/6/04
Methanol, HPLC grade	on file	F003	L	1L	MX04-75P-4	40297043	M	EM Science	1/1/00
Phosphoric Acid	on file	D002	L	500ml	P-6560	38H3450	L	Sigma	1/1/00
Phosphoric Acid	on file	D002	L	500ml	PX0995-13	40341226	L	EM Science	7/1/02
Phosphoric Acid	on file	D002	L	500ml	PX0995-13	41178908	L	EM Science	7/1/02
Potassium Hydroxide	on file	D002	D	1kg	P-6310	101K1248	6-1	Sigma	7/1/02
Sodium Hydroxide	on file	D002	D	500g	S-0899	121K0125	14-2	Sigma	8/4/02
Sodium Hydroxide	on file	D002	D	500g	S-0899	121K0125	14-2	Sigma	8/4/02
Sulfuric Acid	on file	D002	L	500ml	S-1526	77H3642	L	Sigma	1/1/00

6/27/2005

Page 1 of 1

LEASE AGREEMENT

THIS LEASE AGREEMENT,made and entered into on the 1st day of July, 2008, by and between 500 West Commerce Way LLC, hereinafter referred to as Lessor, party of the first part, and Dyadic International (USA), Inc., a Florida Corporation hereinafter referred to as Lessee, party of the second part:

W I T N E S S E T H:

That Lessor does this day lease unto Lessee, and Lessee does hereby hire and take under this Lease, that portion of the premises located at 500 Commerce Way, Jupiter, Florida, known as Units 5, 6 & 7 (hereinafter referred to as the "Demised Premises"). In addition to the Demised Premises, Lessee shall be entitled to the non-exclusive use of the parking lot (for purposes of ingress, egress and parking only) and the exterior sidewalks to and from the Demised Premises (for pedestrian ingress and egress only).

The Demised Premises shall be used and occupied by Lessee as Dyadic International (USA), Inc., and for no other purposes or uses whatsoever . Lessee specifically covenants and agrees that it will not use, or permit to be used, any part of the Demised Premises as anything other than Dyadic International (USA), Inc.  The term of the lease shall be five (5) years, beginning on the 1st day of July, 2008 and ending on the 30th day of June, 2013 at 12:00 A.M.

Annual Period	Annual Rent	Sales Tax	Total Annual Sum Due

8/1/08-7/31/09	$40,800.00	$2652.00	$43,452.00
8/1/09-7/31/10	$42,000.00	$2730.00	$44,730.00
8/1/10-7/31/11	$43,200.00	$2808.00	$46,008.00
8/1/11-7/31/12	$44,400.00	$2886.00	$47,286.00
8/1/12-7/31/13	$45,600.00	$2964.00	$48,564.00

		Total Sum Due: $ 230,040.00

Provided that Lessee is not in default hereunder beyond the expiration of all applicable notice and cure periods, Lessee may pay the Total Sum Due in monthly installments as follows:

$3621.00 per month for the period of   8/1/08 - 7/31/09
$3727.50 per month for the period of   8/1/09 - 7/31/10
$3834.00 per month for the period of  8/1/10 - 7/31/11
$3940.50 per month for the period of   8/1/11 - 7/31/12
$4047.00 per month for the period of   8/1/12 - 7/31/13

All payments of rent shall be made payable to Prima Properties (as agent for Lessor) in advance without demand on the 1st day of each month at 801 Maplewood Drive, Suite  17,  Jupiter, Florida 33458, or at such other place and to such other person, as Lessor may designate in writing. All rent shall be paid to Prima Properties without demand, set-off or any deduction whatsoever.   If any payment is not received within ten (10) days after the date due, a late charge of five (5%) per cent of the total payment shall be due Lessor as additional rent. Lease can be broken without any penalties provided Lessee gives Lessor a minimum of 60 day notice.  The demising wall between units 5 & 6 must be put back to its original condition.

Lessor and Lessee agree to the following express stipulations and conditions:

FIRST:  ASSIGNMENT, ENCUMBRANCE AND IMPROVEMENTS .  Lessee has permission to sublease all or part of the demised premises but with Lessor's consent not unreasonably withheld.

SECOND:  PERSONAL PROPERTY .  All personal property placed or moved on the Demised Premises above described shall be at the risk of Lessee or the owner thereof, regardless of the cause of said damage, including but not limited to, damage arising from the bursting or leaking of water pipes or from any act of negligence of any co-Lessee, other occupants of the building or of any other person whomsoever.

THIRD:  COMPLIANCE WITH  LAW.  Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said Demised Premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said Demised Premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at Lessee's own cost and expense.

FOURTH: DEMISED PREMISES RENDERED UNTENANTABLE BY CASUALTY. If the Demised Premises are damaged or destroyed so that the Demised Premises are rendered wholly untenantable, rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the Demised Premises have been repaired or restored by Lessor to the condition existing just prior to the date of casualty; provided, however, that in the event the Demised Premises have been rendered wholly untenantable, and if Lessor will be unable to restore the Demised Premises within sixty (60) days from the date of the casualty, Lessor or Lessee shall have the right to terminate the term of the Lease by giving notice to the other of its exercise of such right at any time within thirty (30) days after the occurrence of such damage or destruction.   If this notice is given, the term of the Lease shall terminate on the date specified in the notice, (which shall be not more than fifteen days after giving of such notice), as fully and completely as if such date were the date set forth in the Lease.  If Lessee exercises the option to terminate the Lease, Lessee must vacate the Demised Premises no later than three (3) days after the delivery of the notice of termination.   If neither party has given the notice of termination as herein provided, Lessor shall proceed to repair the Demised Premises, and the Lease shall not terminate.

If the Demised Premises shall be partially damaged or partially destroyed, the damages shall be repaired by and at the expense of Lessor and the rent, until such repairs are made, shall be apportioned according to the part of the Demised Premises which is usable by Lessee. Lessor shall not be liable for any inconvenience or annoyance to Lessee resulting from such damage or the repair thereof, and shall not be liable for any delay in restoring the Demised Premises.  If the Demised Premises are partially damaged or partially destroyed as a result of the wrongful or negligent act of Lessee or any person on the Demised Premises with Lessee's consent, there shall be no apportionment or abatement of rent.

FIFTH: EVENTS OF DEFAULT.  Lessee shall be in default under this Lease (a) if rent or additional rent is not paid within ten (10) days after the date due; or (b) if Lessee fails to cure a default in the performance of any other term or covenant of the Lease within twenty (20) days after written notice thereof from Lessor, or if default cannot be completely cured in such time, if Lessee shall not promptly proceed to cure such default within said twenty (20) days; or (c) if a petition in bankruptcy shall be filed by Lessee or if Lessee shall make a general assignment for the benefit of creditors; or (d) if a petition in bankruptcy shall be filed against Lessee and such proceeding is not vacated within twenty (20) days; or (e) if the Demised Premises become and remain vacant for a period of thirty (30) days; or (f) if the Demised Premises are used for some purpose other than the authorized use; (g) if the Lease is mortgaged or assigned without the written consent of Lessor; or (h) if any portion of the Demised Premises is sublet without the written consent of Lessor.

SIXTH: REMEDIES UPON DEFAULT.  In the event Lessee defaults under this Lease and fails to cure the same after the expiration of any notice and cure period provided herein, then Lessor may, at any time thereafter without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default, resort to any of the following remedies:

A.            Declare all rent (including any additional rent due hereunder) for the remainder of the Lease, or part thereof, due in full and file an action to recover said rent.

B.            Immediately re-enter the Demised Premises and remove all persons and property therefrom and store such property in a public warehouse or elsewhere at the cost of, and for the account of, Lessee.  In the event of re-entry, Lessor shall not be guilty of trespass or incur any liability for any loss or damage incurred by Lessee occasioned thereby.   If Lessor elects to re-enter, as herein provided, or should it take possession pursuant to legal proceedings, Lessor may either (i) terminate this Lease, or (ii) without terminating this Lease, re let the Demised Premises or any part of the same for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rent or rents and on such other terms and conditions as Lessor, in its sole and absolute discretion, may deem advisable, with the right to make alterations and repairs to the Demised Premises at the sole expense of Lessee.  On each such re-letting:

(1)            Lessee shall be immediately liable to pay to Lessor, in addition to any indebtedness other than rent due under this Lease, the expenses of such re-letting and repairs (except ordinary wear and tear), incurred by Lessor, and the amount, if any, by which the rent reserved in this Lease for the period of such re-letting (up to but not beyond the term of this Lease) exceeds the amount agreed to be paid as rent for the Demised Premises as a result of such re-letting; or

(2)            At the option of Lessor, rents received by such Lessor from such re-letting shall be applied, first, to the payment of any expenses of such re-letting and repairs; then, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of rent as the same becomes due and payable under this Lease.

If Lessee has been credited with any rent to be received by such re-letting pursuant to subparagraph (1) above, and such rent shall not be promptly paid to Lessor by the new tenant, or if such rentals received from such re-letting under above subparagraph (2) above during any month is less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor.  Such deficiency shall be calculated and paid monthly.  No such re entry or taking possession of the Demised Premises by Lessor shall be construed as an election on the part of Lessor to terminate this Lease unless a written notice of such intention is given to Lessee or unless the termination of the Lease is decreed by a court of competent jurisdiction.

C.            Notwithstanding any election by Lessor to re-let the Demised Premises without terminating this Lease, Lessor may at any time thereafter elect to terminate this Lease for such previous default.  If Lessor terminates this Lease at any time for any default hereunder, then, in addition to any other remedy it may have, Lessor may recover from Lessee all damages incurred by reason of such breach, including the cost of recovering the Demised Premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

The rights and remedies granted herein to Lessor are distinct, separate and cumulative remedies, and the exercise of any remedy or remedies shall not be deemed to bar Lessor from exercising any or all of the others.  Any failure on the part of Lessor to exercise promptly any such remedies or rights granted hereunder shall not operate to forfeit any other of said remedies or rights.

In the event of a proceeding involving Lessee under the Bankruptcy Code, 11 U.S.C. §101 et seq., if the Lease is assumed by Lessee's trustee in bankruptcy (after he has cured all existing defaults, compensated Lessor for any loss resulting therefrom and provided adequate assurance of future performance), then the Lease may not be assigned by the trustee to a third party, unless such party (a) executes and delivers to Lessor an agreement in recordable form whereby such party assumes and agrees with Lessor to discharge all obligations of Lessee under the Lease, (b) has a net worth of operating experience at least comparable to that possessed by Lessee, as of the time of execution of the Lease; and (c) grants to Lessor, to secure the performance of such party's obligations under the Lease, a security interest in such party's merchandise, inventory, personal property, fixtures, furnishings, and accounts receivable (and in the proceeds of all of the foregoing) with respect to its operations in the Demised Premises, and in connection therewith, such party shall execute such security agreements, financing statements and other documents (the forms of which are to be prepared by Lessor) as are necessary to perfect such lien.

SEVENTH: PAYMENT OF UTILITIES AND RELATED EXPENSES. Lessee agrees to pay all charges for telephone, water, gas, electricity and all other utilities consumed on the Demised Premises by Lessee.  Any interruption or failure of utilities service due to causes beyond Lessor's control shall not entitle Lessee to any allowance or reduction of rent or any other form of damages as against Lessor, except to the extent caused by Lessor's or Lessor's agent's, employee's or contractor's negligence or intentional misconduct.

EIGHTH: LESSOR'S LIEN. Deleted

NINTH: RIGHT OF ENTRY. Lessor, or any of his agents, shall have the right to enter the Demised Premises during all reasonable hours but upon no less than twenty-four (24) hours' notice, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said Demised Premises.  The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

TENTH:  MAINTENANCE OF DEMISED PREMISES.  Lessee hereby accepts the Demised Premises in the condition which exists at the commencement of this lease and agrees to maintain all of the Demised Premises (including all air conditioning, heating, plumbing, sewer (or septic tank), water (or well), electrical and mechanical equipment and fixtures serving them same located thereon and therein) at its own expense in good working order and condition, provided that Lessor will be responsible for any air-conditioning repairs over $250.00.   Lessee shall repair immediately upon demand, any damage to water apparatus, or any fixture, appliances or appurtenances of said Demised Premises, or of the building, caused by any act or neglect of Lessee, or of any person or persons in the employ or under the control of Lessee. Lessor shall be responsible only to repair structural damage to the Demises Premises and the common areas, provided however, any structural repairs necessitated by the fault or negligence of Lessee, its agents, employees or invitees shall be repaired at the sole expense of Lessee.

ELEVENTH:  DISCLAIMER OF LIABILITY.  It is expressly agreed and understood by and between the parties to this agreement, that the Lessor shall not be liable for any damage or injury by water, which may be sustained by Lessee or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other lessee, or its agents or employees , or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

TWELFTH:  INSOLVENCY OR BANKRUPTCY.  In the event of a proceeding involving Lessee under the Bankruptcy Code, 11 U.S.C. §101 et seq., if the Lease is assumed by Lessee's trustee in bankruptcy (after he has cured all existing defaults, compensated Lessor for any loss resulting therefrom and provided adequate assurance of future performance), then the Lease may not be assigned by the trustee to a third party, unless such party (a) executes and delivers to Lessor an agreement in recordable form whereby such party assumes and agrees with Lessor to discharge all obligations of Lessee under the Lease, (b) has a net worth of operating experience at least comparable to that possessed by Lessee and any guarantor hereof as of the time of execution of the Lease; and (c) grants to Lessor, to secure the performance of such party's obligations under the Lease, a security interest in such party's merchandise, inventory, personal property, fixtures, furnishings, and accounts receivable (and in the proceeds of all of the foregoing) with respect to its operations in the Demised Premises, and in connection therewith, such party shall execute such security agreements, financing statements and other documents (the forms of which are to be prepared by Lessor) as are necessary to perfect such lien.

THIRTEENTH:  BINDING EFFECT/ORAL AGREEMENTS.  This Lease shall bind Lessor and its assigns or successors, as well as the heirs, assigns, administrators , legal representatives, executors or successors of Lessee.  Any amendment or modification of this Lease shall be in writing and executed by all parties hereto.

FOURTEENTH : TIME OF THE ESSENCE. It is understood and agreed between the parties hereto that time is of the essence of this Lease as to all terms and conditions contained herein.

FIFTEENTH:  NOTICE.  It is understood and agreed between the parties hereto that written notice mailed (certified - return receipt requested) or delivered by hand to the Demised Premises to the attention of John Morris, who shall act an agent for Lessee, shall constitute sufficient notice to Lessee.  Written notice mailed (certified - return receipt requested) to Lessor at 801 Maplewood Drive, Jupiter, Florida 33458 shall constitute sufficient notice to Lessor, to comply with the terms of this Lease.

SIXTEENTH:  WORK PERFORMED FOR LESSEE.  It is understood and agreed between the parties hereto that any charges against Lessee by Lessor for services or for work done on the Demised Premises by order of Lessee or otherwise accruing under this Lease shall be considered as rent due and shall be included in any lien for rent due and unpaid.

SEVENTEENTH:  APPROVAL  OF SIGNS. Any signs or advertising to be installed and displayed by Lessee, including awnings, on or in connection with the Demised Premises shall be first submitted to Lessor for approval before installation, which approval may be withheld in Lessor's sole and absolute discretion.  Any signs or advertising approved by Lessor shall be maintained by Lessee in good condition during the term of this Lease.  Lessee will be permitted to erect any sign approved by Lessor on the sign monument located on the easterly boundary of the property; however,   Lessee shall be responsible to pay all expenses incurred by Lessee in the installation of the same.

EIGHTEENTH:  Deleted.

NINETEENTH:  ATTORNEY'S  FEES AND VENUE.  In the event of any litigation whatsoever arising under or out of this lease, the parties hereto agree that the venue for same shall be in a court of competent jurisdiction in Palm  Beach County, Florida, and the parties further agree that the laws of the State of Florida shall govern the construction and enforcement of this Lease.  Notwithstanding anything else herein to the contrary, Lessee shall pay to Lessor, on demand, such expenses as Lessor may incur, including without limitation, court costs, attorney's fees and disbursements in enforcing the performance of any obligation of lessee under this Lease, whether suit is filed or not and, in the event of litigation, Lessee shall be responsible for all such expenses, both at the trial and appellate levels.  Lessor and Lessee hereby waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto against the other on any matters arising out of, or in any way connected with, this lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Demised Premises and any emergency or other statutory remedy. Lessee further agrees that it shall not interpose any counter-claim(s)  in a summary proceeding or other possessory action seeking the eviction of the Tenant from (i) asserting any defense(s) which it may have to eviction in the summary proceeding or possessory action, or (ii) filing an action for damages either in a separate proceeding, or as a counterclaim to any action seeking damages filed by Landlord, as long as the same is not consolidated with, or asserted as a defense to, the summary proceeding or possessory action.

TWENTIETH:  SECURITY  DEPOSIT.  A security deposit in the amount of $1,000 has already been collected.

TWENTY-FIRST:   DISCLAIMER  OF MECHANICS  LIEN.  Nothing in this lease shall be deemed, construed, or interpreted to imply any consent or agreement on the part of Lessor to subject Lessor's interest or estate to any liability under any mechanic's lien or other lien law for improvements made by, or on behalf of, Lessee.  If any mechanic's lien or other lien is claimed or filed against the Demised Premises, or any part thereof, for any work, labor, services or materials claimed to have been performed or furnished for or on behalf of Lessee or anyone holding any part of the Demised Premises through or under Lessee, Lessee shall cause the same to be cancelled and discharged of record by payment, bond or court order within twenty (20)days after notice by Lessor to Lessee.  Lessee hereby indemnifies and holds Lessor harmless from any claim, loss, liability or damage suffered by Lessor as a result of any such mechanic's lien or equitable lien.  Lessee shall execute any Memorandum of Lease prepared by Lessor containing a confirmation that the interest of Lessor shall not be subject to liens for improvements made by Lessee to the Demised Premises.

TWENTY-SECOND:  INSURANCE. Lessee shall maintain commercial general public liability insurance for the Demised Premises and the conduct or operation of business therein with Lessor designated as an additional named insured, which insurance shall have limits no less than $1.000.000.00 for bodily injury or death to any one person and $500,000.00 for property damage, including water damage.  Lessee shall also maintain fire and extended coverage insurance with regard to Lessee's stock and trade, fixtures, furniture, furnishings, equipment, signs and all other property of Lessee on the Demised Premises in the amount of their full insurable value .  Lessee shall procure and pay the premiums for such insurance prior to its occupancy and shall deliver to Lessor copies of such policies to confirm the insurance coverage.  Such policies shall be renewed at least thirty (30) days before the expiration of the policy term and shall contain a provision whereby the same cannot be cancelled unless Lessor is given at least ten (10) days prior written notice of such cancellation.

TWENTY-THIRD:   SUBORDINATION.   This Lease is subject and subordinate to all present and future mortgages and other encumbrances affecting the real property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof.  Lessee agrees to execute at no expense to Lessor any instrument which may be deemed necessary by Lessor to further effect the subordination of the Lease herein provided.

TWENTY-FOURTH:   WAIVER OR CONSENT.  No consent, approval or waiver, whether expressed or implied, by Lessor of any breach of any covenant, agreement or obligation of Lessee hereunder shall be construed as a consent or waiver to, or of, any other breach of the same or any other covenant, agreement or obligation herein.  All typewritten or handwritten provisions of this lease shall prevail over and control any printed portions inconsistent herewith.

TWENTY-FIFTH:  WAIVER  OF SUBROGATION.   In case of damage or destruction to the Demised Premises, or any contents thereof, Lessee shall look first to any insurance in his favor before making any claim against Lessor; and Lessee (i) hereby releases Lessor, his agents, employees and invitees for loss or damage covered under such policies, and (ii) shall immediately notify its insurance carrier that the foregoing waiver of subrogation is contained in this Lease, and shall obtain for each policy of such insurance, a waiver of subrogation endorsement permitting waiver of any claim against Lessor for loss or damage within the scope of the insurance.

TWENTY-SIXTH:   CONDEMNATION .  If the whole or any substantial part of the Demised Premises shall be condemned by eminent domain for any public or quasi-public purpose, this Lease shall terminate on the date of the vesting of title, and Lessee shall have no claim against Lessor for the value of any unexpired portion of the term of this Lease, nor shall Lessee be entitled to any part of the condemnation award.  If less than a substantial part of the Demised Premises is condemned, this Lease shall not terminate, but rent shall abate in proportion to the portion of the Demised Premises condemned, unless Lessee is compensated for such in any condemnation award or settlement received by him.

TWENTY-SEVENTH:   INDEMNITY .  In consideration of the lease of the premises to the Lessee, Lessee indemnifies and shall hold harmless Lessor from all losses, damages, liabilities, expenses or claims for any injuries or damages, including bodily injury or death, to any parties whatsoever, as well as any injuries or damages to the personal property of any such parties, which injuries or damages arise from the use or occupancy of the Demised Premises by Lessee or are caused by the acts, omissions, neglect, or fault of Lessee or Lessor, their agents, servants, employees, licensees, customers or invitees.  Furthermore, Lessor shall not be liable to Lessee for any damage, loss or injury to the person or property of Lessee which may be caused by the acts, neglect, omission or fault of any person, firm or corporation, specifically including that of Lessor.

TWENTY-EIGHTH:   END OF TERM/ABANDONED  PROPERTY.  At the end of the initial term, or the renewal term if elected by Lessee, Lessee shall vacate and surrender the Demised Premises to Lessor, broom clean, and in as good condition as the Demised Premises were at the beginning of the term, ordinary wear and tear, and damage by fire and the elements excepted, and Lessee shall remove all of Lessee's property.  All installations, property, and additions required to be removed by Lessee at the end of the term which remain in the Demised Premises after Lessee has vacated shall be considered abandoned by Lessee and, at the option of the Lessor, may either be retained as Lessor's property or may be removed by Lessor at Lessee's expense .

TWENTY-NINTH:   HOLDING OVER/DOUBLE RENT.  If Lessee holds over and continues in possession of the Demised Premises, or any part thereof, after the expiration or termination of the Lease without Lessor's permission, Lessor may recover double the amount of the rent due for each day Lessee holds over and refuses to surrender possession.  Such daily rent shall be computed by dividing the rent for the last month of the Lease by fifteen.

THIRTIETH:   BROKER'S COMMISSION.   Lessee represents to Lessor that Lessee has not dealt with any broker in connection with this transaction.   Lessee hereby indemnifies and holds Lessor harmless from and against any damages, loss, claim or liability suffered by Lessor (including attorney's fees incurred in the defense of any such claim and the enforcement of this indemnity) as a result of any claim made by any broker arising out of any contact between Lessee and such broker with regard to the Demised Premises.

THIRTY-FIRST:   HAZARDOUS  MATERIALS. For purposes of this Thirty-Third Paragraph, the following definitions shall apply:

-  "Hazardous Materials" shall mean any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials and shall also mean, but shall not be limited to, substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Sections 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901- 6987; and those substances defined as "hazardous substance" in the Florida Hazardous Substances Law, Sections 501.061-501.121,  Florida Statutes.

-  "Hazardous Materials Laws" shall mean any Federal, State or local laws, ordinances or regulations relating to Hazardous Materials.

-  "Hazardous Materials Claims" shall mean: (i) any and all enforcement, cleanup, remedial, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to Hazardous Materials Laws; (ii) all claims made or threatened by any third party against the Lessee or the Demised Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

Lessee hereby covenants with Lessor:

(A)            To notify Lessor in writing of the nature of any Hazardous Materials Claims as hereinafter defined, immediately upon their occurrence.

(B)            To indemnify and hold harmless Lessor, its employees and agents from and against any and all claims, damages and liabilities arising in connection with the presence, use, storage, disposal or transport of any Hazardous Materials on, under, from or about the Demised Premises including, without limitation: (i) all foreseeable and all unforeseeable consequential damages directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials by Lessee; and (ii) all costs of any required or necessary repair, cleanup or detoxification and the preparation of any closure or other required plans, to the full extent that such action is attributable, directly or indirectly, to the presence, use, generation, storage, release, threatened release or disposal of Hazardous Materials by any person on the Demised Premises.  Lessee's obligation pursuant to the foregoing indemnity shall survive the term of this Lease.

(C)            To keep and maintain the Demised Premises in compliance with (and not cause or permit the Demised Premises to be in violation of) any Federal, State or local laws, ordinances or regulations relating to industrial hygiene or to environmental conditions on, under or about the Demised Premises including, but not limited to, soil and underground conditions.

(D)            Not to use, generate manufacture, store or dispose of Hazardous Materials (as hereinafter set out) on the Demised Premises; provided however, Lessee may store and use (i) Hazardous Materials to the extent that they are necessary for the maintenance of the Demised Premises, and (ii) those substances described in Exhibit A attached hereto in quantities substantially similar to those set forth in Exhibit A, provided that the storage and use described in subparagraphs (i) and (ii) hereof shall be consistent with, and in compliance with, all applicable federal, state and local laws.

(E)          Lessor shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims.  Lessor's reasonable attorney's fees and costs in connection therewith shall be reimbursed by Lessee upon demand.  All such fees and costs shall be added to the indebtedness under this Lease and shall be secured thereby.

(F)      Lessee shall, at any time and from time to time, within thirty (30) days after notice and written demand by Lessor, deliver to Lessor a written environmental evaluation of the Demised Premises, which evaluation shall address matters as to whether the Demised Premises, or any part thereof, has or is being used for the use, handling, storage, transportation or disposal of Hazardous Materials and if so, as to whether such use, handling, storage, transportation or disposal conforms to the requirements of Hazardous Materials Laws. The evaluation shall be performed by an independent, recognized environmental consulting firm of duly licensed registered engineers.

IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

Signed, sealed and delivered in the presence of:

Lessor:

/s/ Lucia Collins	By:	/s/ 500 Commerce Way LLC
As to Lessor Lucia Collins		500 Commerce Way LLC

/s/ Brian J. Smith
As to Lessor Brian J. Smith

Lessee (if corporate)
Dyadic International (USA), Inc.

/s/ Richard H. Jundzil	By:	/s/ Mark A. Emalfarb
As to Lessee Richard H. Jundzil		Mark A. Emalfarb, CEO

/s/
As to Lessee		(Corporate Seal)
[SEAL]